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Exhibit 99.10

BOISE CASCADE CORPORATION

JPMORGAN CHASE BANK,

as Collateral Agent, Custodial Agent

and Securities Intermediary

AND

BNY WESTERN TRUST COMPANY,

as Purchase Contract Agent

PLEDGE AGREEMENT

Dated as of December 5, 2001

PLEDGE AGREEMENT

    PLEDGE AGREEMENT, dated as of December 5, 2001 (this "Agreement"), among Boise Cascade Corporation, a Delaware corporation (the "Company"), JPMorgan Chase Bank, a New York banking corporation, not individually but solely as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent"), as custodial agent (in such capacity, together with its successors in such capacity, the "Custodial Agent") and as "securities intermediary" as defined in Section 8-102(a)(14) of the Code (as defined herein) (in such capacity, together with its successors in such capacity, the "Securities Intermediary"), and BNY Western Trust Company, not individually but solely as purchase contract agent and as attorney-in-fact of the Holders (as defined in the Purchase Contract Agreement as hereinafter defined) from time to time of the Units (as hereinafter defined) (in such capacity, together with its successors in such capacity, the "Purchase Contract Agent") under the Purchase Contract Agreement.

RECITALS

    The Company and the Purchase Contract Agent are parties to the Purchase Contract Agreement, dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Purchase Contract Agreement"), pursuant to which there may be issued up to 3,000,000 Units of the Company (3,450,000 if the Underwriters' over-allotment option pursuant to the Underwriting Agreement (as defined in the Declaration) is exercised in full), having a Stated Amount of $50 per Unit, all of which will initially be Normal Units.

    Each Normal Unit will be comprised of (a) a purchase contract (the "Purchase Contract") under which the holder will be required to purchase from the Company, and the Company will be required to sell to such holder, not later than December 16, 2004 (the "Stock Purchase Date"), for $50.00, a number of shares of common stock, $2.50 par value per share (the "Common Stock"), of the Company equal to the Settlement Rate (as defined below), and (b) either beneficial ownership of (x) a Preferred Security (as defined below) or (y) following a Tax Event Redemption, or the remarketing of the Preferred Securities in accordance with the Purchase Contract Agreement and the Remarketing Agreement (as defined below), the appropriate Treasury Consideration (as defined in the Purchase Contract Agreement).

    In accordance with the terms of the Purchase Contract Agreement, a holder of Normal Units may separate the Preferred Securities or the appropriate Treasury Consideration, as applicable, from the related Purchase Contracts by substituting for such Preferred Securities or the appropriate Treasury Consideration, as the case may be, Treasury Securities (as defined in the Purchase Contract Agreement) that will pay in the aggregate an amount equal to the aggregate Stated Amount (as defined below) of such Normal Units. Upon such separation, the Normal Units will become Stripped Units. Each Stripped Unit will be comprised of (a) a Purchase Contract under which the holder will purchase from the Company not later than the Stock Purchase Date, for $50.00, a number of shares of Common Stock of the Company equal to the Settlement Rate and (b) a 1/20 undivided beneficial interest in a zero-coupon U.S. Treasury Security (CUSIP No. 912803AB9) maturing on November 15, 2004 that will pay $1,000 on such maturity date (the "Treasury Securities").

    Pursuant to the terms of the Declaration (as defined below), Boise Cascade Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), will issue 3,000,000 (3,450,000 if the Underwriters' over-allotment option pursuant to the Underwriting Agreement is exercised in full) 7.50% Preferred Securities, (the "Preferred Securities") and 7.50% common securities to the Company (the "Common Securities"), in each case having a stated liquidation value equal to the Stated Amount.

    Pursuant to the terms of the Purchase Contract Agreement and the Purchase Contracts, the Holders, from time to time, of the Units have irrevocably authorized the Purchase Contract Agent, as attorney-in-fact of such Holders, among other things, to execute and deliver this Agreement on behalf of such Holders and to grant the pledge provided hereby of the Preferred Securities, any Treasury Consideration and any Treasury Securities delivered in exchange therefor to secure each Holder's obligations under the related Purchase Contract, as provided herein and subject to the terms hereof. Upon such pledge, the Preferred Securities, any Treasury Consideration and the Treasury Securities will be beneficially owned by the Holders but will be owned of record by the Purchase Contract Agent subject to the Pledge hereunder.

    Accordingly, the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Purchase Contract Agent (on its own behalf and as attorney-in-fact of the Holders from time to time of the Units) agree as follows:

ARTICLE I

DEFINITIONS

    Section 1.1  Definitions.  For all purposes of this agreement, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (b) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

      (c) the following terms have the meanings assigned to them in the Purchase Contract Agreement: (i) Act, (ii) Agent, (iii) Certificate, (iv) Early Settlement, (v) Early Settlement Amount, (vi) Failed Remarketing, (vii) Holder, (viii) Indenture, (ix) Merger Early Settlement, (x) Merger Early Settlement Amount, (xi) Normal Unit, (xii) Opinion of Counsel, (xiii) Outstanding Units, (xiv) Property Trustee, (xv) Redemption Amount, (xvi) Remarketing Agent, (xvii) Remarketing Agreement, (xxviii) Remarketing Date, (xix) Senior Debentures, (xx) Settlement Rate, (xxi) Stated Amount, (xxii) Stripped Unit, (xxiii) Subsequent Remarketing Date, (xxiv) Tax Event Redemption, (xxv) Redemption Date, (xxvi) Treasury Consideration, and (xxvii) Termination Event; and

      (d) any other terms used but not defined herein had the meaning ascribed to it in the Amended and Restated Declaration of Trust dated December 5, 2001 among the Company, as depositor, BNY Western Trust Company, as property trustee, and The Bank of New York (Delaware), as Delaware trustee.

    "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

    "Bankruptcy Code" means Title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

    "Business Day" means any day that is not a Saturday, Sunday or day on which banking institutions and trust companies in The City of New York or at a place of payment are authorized or required by law, regulation or executive order to close.

    "Code" has the meaning specified in Section 6.1 hereof.

    "Collateral" has the meaning specified in Section 2.1 hereof.

    "Collateral Account" means the securities account (number 161167) maintained at JPMorgan Chase Bank in the name "BNY Western Trust Company", as Purchase Contract Agent on behalf of the holders of certain securities of Boise Cascade Trust I, Collateral Account subject to the security interest of JPMorgan Chase Bank, as Collateral Agent, for the benefit of Boise Cascade Corporation, as pledgee" and any successor account.

    "Collateral Agent" has the meaning specified in the first paragraph of this Agreement.

    "Common Stock" has the meaning specified in the Recitals.

    "Company" means the Person named as the "Company" in the first paragraph of this Agreement until a successor shall have become such, and thereafter "Company" shall mean such successor.

    "Custodial Agent" has the meaning specified in the first paragraph of this Agreement.

    "Debenture Trustee" means BNY Western Trust Company, as trustee under the Indenture (as defined in the Purchase Contract Agreement) until a successor is appointed thereunder, and thereafter means such successor trustee.

    "Declaration" means the Amended and Restated Declaration of Trust, dated as of December 5, 2001 among the Company, as sponsor, the trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust.

    "Intermediary" means any entity that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

    "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

    "Pledge" has the meaning specified in Section 2.1 hereof.

    "Pledged Preferred Securities" has the meaning specified in Section 2.1 hereof.

    "Pledged Treasury Consideration" has the meaning specified in Section 2.1 hereof.

    "Pledged Treasury Securities" has the meaning specified in Section 2.1 hereof.

    "Pledged Securities" has the meaning specified in Section 2.1 hereof.

    "Preferred Securities" has the meaning specified in the Recitals.

    "Proceeds" means all interest, dividends, cash, instruments, securities, financial assets (as defined in Sections 8-102(a)(9) of the Code) and other property from time to time received, receivable or otherwise distributed upon the sale, exchange, collection or disposition of the Collateral or any proceeds thereof.

    "Purchase Contract" has the meaning specified in the Recitals.

    "Purchase Contract Agent" has the meaning specified in the first paragraph of this Agreement.

    "Purchase Contract Agreement" has the meaning specified in the Recitals.

    "Securities Intermediary" has the meaning specified in the first paragraph of this Agreement.

    "Security Entitlement" has the meaning set forth in Section 8-102(a) (17) of the Code.

    "Separate Preferred Securities" means any Preferred Securities that are not Pledged Preferred Securities.

    "Stock Purchase Date" has the meaning specified in the Recitals.

    "TRADES" means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

    "TRADES Regulations" means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

    "Transfer" means, with respect to the Collateral and in accordance with the instructions of the Collateral Agent, the Purchase Contract Agent or the Holder, as applicable:

       (i) in the case of Collateral consisting of securities which cannot be delivered by book-entry or which the parties agree are to be delivered in physical form, delivery in appropriate physical form to the recipient accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

      (ii) in the case of Collateral consisting of securities maintained in book-entry form by causing a "securities intermediary" (as defined in Section 8-102(a)(14) of the Code) to (a) credit a "security entitlement" (as defined in Section 8-102(a)(17) of the Code) with respect to such securities to a "securities account" (as defined in Section 8-501(a) of the Code) maintained by or on behalf of the recipient and (b) to issue a confirmation to the recipient with respect to such credit. In the case of Collateral to be delivered to the Collateral Agent, the securities intermediary shall be the Securities Intermediary and the securities account shall be the Collateral Account.

    "Treasury Security" has the meaning specified in the Recitals.

    "Trust" has the meaning specified in the Recitals.

    "Units" means the Normal Units and Stripped Units collectively.

ARTICLE II

PLEDGE; CONTROL AND PERFECTION

    Section 2.1  The Pledge.  The Holders from time to time acting through the Purchase Contract Agent, as their attorney-in-fact, and the Purchase Contract Agent, as such attorney-in-fact, hereby pledge and grant to the Collateral Agent, for the benefit of the Company, as collateral security for the performance when due by such Holders of their respective obligations under the related Purchase Contracts, a security interest in all of the right, title and interest of the Purchase Contract Agent and such Holders (a) in (i) the Preferred Securities, Treasury Consideration and Treasury Securities constituting a part of the Units, (ii) any Treasury Securities delivered in exchange for any Preferred Securities or Treasury Consideration, as applicable, in accordance with Section 4.1 hereof, and (iii) any Preferred Securities or Treasury Consideration, as applicable, delivered in exchange for any Treasury Securities in accordance with Section 4.2 hereof, in each case that have been Transferred to or otherwise received by the Collateral Agent and not released by the Collateral Agent to such Holders under the provisions of this Agreement; (b) in the Collateral Account and all securities, financial assets, security entitlements, cash and other property credited thereto and all Security Entitlements related thereto; (c) in any Senior Debentures delivered to the Collateral Agent upon the occurrence of a liquidation of the Trust as provided in Section 6.2; (d) in the Treasury Consideration purchased on behalf of the Holders of Normal Units by the Collateral Agent upon the occurrence of a Tax Event Redemption as provided in Section 6.2; and (e) all Proceeds of the foregoing (all of the foregoing, collectively, the "Collateral"). Prior to or concurrently with the execution and delivery of this Agreement, the Purchase Contract Agent, on behalf of the initial Holders of the Units, shall cause the Preferred Securities comprising a part of the Normal Units to be Transferred to the Collateral Agent for the benefit of the Company. Such Preferred Securities shall be Transferred by physically delivering such securities to the Securities Intermediary indorsed in blank and causing the Securities Intermediary to credit the Collateral Account with such securities and sending the Collateral Agent a confirmation of the deposit of such securities. Treasury Securities and Treasury Consideration, as applicable, shall be Transferred to the Collateral Account maintained by the Collateral Agent at the Securities Intermediary by book-entry transfer to the Collateral Account in accordance with the TRADES Regulations and other applicable law and by the notation by the Securities Intermediary on its books that a Security

Entitlement with respect to such Treasury Securities or Treasury Consideration has been credited to the Collateral Account. For purposes of perfecting the pledge under applicable law, including, to the extent applicable, the TRADES Regulations or the Uniform Commercial Code as adopted and in effect in any applicable jurisdiction, the Collateral Agent shall be the agent of the Company as provided herein. The pledge provided in this Section 2.1 is herein referred to as the "Pledge" and the Preferred Securities (or the Senior Debentures that are delivered pursuant to Section 6.2 hereof), Treasury Consideration or Treasury Securities subject to the Pledge, excluding any Preferred Securities (or the Senior Debentures that are delivered pursuant to Section 6.2 hereof), Treasury Consideration or Treasury Securities released from the Pledge as provided in Sections 4.1 and 4.2 hereof, respectively, are hereinafter referred to as "Pledged Preferred Securities," "Pledged Treasury Consideration" or the "Pledged Treasury Securities," respectively and collectively the "Pledged Securities." Subject to the Pledge and the provisions of Section 2.2 hereof, the Holders from time to time shall have full beneficial ownership of the Collateral. Whenever directed by the Collateral Agent acting on behalf of the Company, the Securities Intermediary shall have the right to reregister the Preferred Securities or any other securities held in physical form in its name.

    Except as may be required in order to release Preferred Securities (or if a Tax Event Redemption has occurred, the Treasury Consideration) or Treasury Securities, as applicable, in connection with a Holder's election to convert its investment from a Normal Unit to a Stripped Unit, or except as otherwise required to release Preferred Securities as specified herein, neither the Collateral Agent, the Custodial Agent nor the Securities Intermediary shall relinquish physical possession of any certificate evidencing a Preferred Security (or if a Tax Event Redemption has occurred, the Treasury Consideration) or Treasury Securities prior to the termination of this Agreement. If it becomes necessary for the Securities Intermediary to relinquish physical possession of a certificate in order to release a portion of the Preferred Securities evidenced thereby from the Pledge, the Securities Intermediary shall use its best efforts to obtain physical possession of a replacement certificate evidencing any Preferred Securities remaining subject to the Pledge hereunder registered to it or endorsed in blank within fifteen days of the date it relinquished possession. The Securities Intermediary shall promptly notify the Company and the Collateral Agent of the Securities Intermediary's failure to obtain possession of any such replacement certificate as required hereby.

    Section 2.2  Control and Perfection.  (a) In connection with the Pledge granted in Section 2.1, and subject to the other provisions of this Agreement, the Holders from time to time acting through the Purchase Contract Agent, as their attorney-in-fact, hereby authorize and direct the Securities Intermediary (without the necessity of obtaining the further consent of the Purchase Contract Agent or any of the Holders), and the Securities Intermediary agrees, to comply with and follow any instructions and entitlement orders (as defined in Section 8-102(a)(8) of the Code) that the Collateral Agent may deliver pursuant to this Agreement or upon the written direction of the Company with respect to the Collateral Account, the Collateral credited thereto and any Security Entitlements with respect to any thereof. In the event the Securities Intermediary receives from the Holders or the Purchase Contract Agent entitlement orders which conflict with entitlement orders received from the Collateral Agent, the Securities Intermediary shall follow the entitlement orders received from the Collateral Agent. Such instructions and entitlement orders may, without limitation, direct the Securities Intermediary to transfer, redeem, assign, or otherwise deliver the Preferred Securities, the Treasury Consideration, the Treasury Securities, and any Security Entitlements with respect thereto or sell, liquidate or dispose of such assets through a broker designated by the Company, and to pay and deliver any income, proceeds or other funds derived therefrom to the Company. The Holders from time to time acting through the Purchase Contract Agent hereby further authorize and direct the Collateral Agent, as agent of the Company, to, upon written direction of the Company, itself issue instructions and entitlement orders, and to otherwise take action, with respect to the Collateral Account, the Collateral credited thereto and any Security Entitlements with respect thereto, pursuant to the terms and provisions hereof, all without the necessity of obtaining the further consent of the Purchase Contract Agent or any of the

Holders. The Collateral Agent shall be the agent of the Company and shall act as directed in writing by the Company. Without limiting the generality of the foregoing, the Collateral Agent shall issue entitlement orders to the Securities Intermediary when and as required by the terms hereof or as directed in writing by the Company.

    (b)  The Securities Intermediary hereby confirms and agrees that: (i) all securities or other property underlying any financial assets credited to the Collateral Account shall be registered in the name of the Securities Intermediary, or its nominee, indorsed to the Securities Intermediary, or its nominee, or in blank or credited to another Collateral Account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Collateral Account be registered in the name of the Purchase Contract Agent, the Collateral Agent, the Company or any Holder, payable to the order of, or specially indorsed to, the Purchase Contract Agent, the Collateral Agent, the Company or any Holder except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank; (ii) all property delivered to the Securities Intermediary pursuant to this Pledge Agreement (including, without limitation, any Preferred Securities, the Treasury Consideration or Treasury Securities) will be promptly credited to the Collateral Account; (iii) the Collateral Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Purchase Contract Agent as entitled to exercise the rights of any financial asset credited to the Collateral Account; (iv) the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Collateral Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the Code) of such other Person; and (v) the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Company, the Collateral Agent or the Purchase Contract Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in this Section 2.2 hereof.

    (c)  The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collateral Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the Code.

    (d)  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

    (e)  The Purchase Contract Agent hereby irrevocably constitutes and appoints the Collateral Agent and the Company, with full power of substitution, as the Purchase Contract Agent's attorney-in-fact to take on behalf of, and in the name, place and stead of, the Purchase Contract Agent and the Holders, any action necessary or desirable to perfect and to keep perfected the security interest in the Collateral referred to in Section 2.1. The grant of such power-of-attorney shall not be deemed to require of the Collateral Agent any specific duties or obligations not otherwise assumed by the Collateral Agent hereunder. Notwithstanding the foregoing, in no event shall the Collateral Agent or Securities Intermediary be responsible for the preparation or filing of any financing or continuation statements in the appropriate jurisdictions or responsible for the maintenance or perfection of any security interest hereunder.

ARTICLE III

DISTRIBUTIONS ON PLEDGED COLLATERAL

    So long as the Purchase Contract Agent is the registered owner of the Pledged Preferred Securities or Pledged Treasury Consideration, it shall receive all payments thereon. If the Pledged Preferred Securities are reregistered, such that the Collateral Agent becomes the registered holder, all payments of the Stated Amount of or cash distributions on the Pledged Preferred Securities and all payments of the principal of, or cash distributions on, any Pledged Treasury Consideration or Pledged Treasury Securities, that are received by the Collateral Agent and that are properly payable hereunder shall be paid by the Collateral Agent by wire transfer in same day funds (provided the Collateral Agent has received payment in same day funds):

       (i) In the case of (A) quarterly cash distributions on Normal Units which include Pledged Preferred Securities or Pledged Treasury Consideration and (B) any payments with respect to any Preferred Securities or Treasury Consideration, as the case may be, that have been released from the Pledge pursuant to Section 4.3 hereof, to the Purchase Contract Agent, for the benefit of the relevant Holders of the Normal Units, to the account designated by the Purchase Contract Agent for such purpose, no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 10:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day);

      (ii) In the case of any payments with respect to any Treasury Securities that have been released from the Pledge pursuant to Section 4.3 hereof, to the Holders of the Stripped Units to the accounts designated by them in writing for such purpose no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 10 a.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day); and

      (iii) In the case of payments in respect of any Pledged Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, to the Company on the Stock Purchase Date in accordance with the procedure set forth in Section 4.5(a) or 4.5(b) hereof, in full satisfaction of the respective obligations of the Holders under the related Purchase Contracts.

    All payments received by the Purchase Contract Agent as provided herein shall be applied by the Purchase Contract Agent pursuant to the provisions of the Purchase Contract Agreement. If, notwithstanding the foregoing, the Purchase Contract Agent shall receive any payments of the Stated Amount on account of any Preferred Security or principal of any Treasury Consideration, as applicable, that, at the time of such payment, is a Pledged Preferred Security or Pledged Treasury Consideration, as the case may be, or a Holder of a Stripped Unit shall receive any payments of principal on account of any Treasury Securities that, at the time of such payment, are Pledged Preferred Securities, the Purchase Contract Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company (and promptly deliver the same over to the Company) for application to the obligations of the Holders under the related Purchase Contracts, and the Holders shall acquire no right, title or interest in any such payments of Stated Amount or principal so received.

ARTICLE IV

SUBSTITUTION, RELEASE, REPLEDGE AND SETTLEMENT OF PREFERRED SECURITIES

    Section 4.1  Substitution for Preferred Securities or Treasury Consideration and the Creation of Stripped Units.  At any time on or prior to the second Business Day immediately preceding the Stock Purchase Date (unless a Tax Event Redemption has occurred), a Holder of Normal Units shall have the right to substitute Treasury Securities for the Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, securing such Holder's obligations under the Purchase Contracts comprising a part of such Normal Units, in integral multiples of 20 Normal Units, or after a remarketing of the Preferred Securities pursuant to the Purchase Contract Agreement, in integral multiples of Normal Units such that Treasury Securities to be deposited and the applicable Treasury Consideration to be released are in integral multiples of $1,000, by (a) Transferring to the Collateral Agent Treasury Securities having an aggregate principal amount equal to the aggregate Stated Amount of such Normal Units and (b) delivering such Normal Units to the Purchase Contract Agent, accompanied by a notice, substantially in the form of Exhibit B hereto, to the Purchase Contract Agent stating that such Holder has Transferred Treasury Securities to the Collateral Agent pursuant to clause (a) above (stating the principal amount, the maturities and the CUSIP numbers of the Treasury Securities Transferred by such Holder) and requesting that the Purchase Contract Agent instruct the Collateral Agent to release from the Pledge the Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, related to such Normal Units, whereupon the Purchase Contract Agent shall promptly give such instruction to the Collateral Agent in the form provided in Exhibit A; provided, however, that if a Tax Event Redemption has occurred and the Treasury Consideration has become a component of the Normal Units, Holders of Normal Units may make such substitution only in integral multiples of $1,000 at any time on or prior to the second Business Day immediately preceding the Stock Purchase Date. Upon receipt of Treasury Securities from a Holder of Normal Units and the related instruction from the Purchase Contract Agent, the Collateral Agent shall release the Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, and shall promptly Transfer such Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, free and clear of any lien, pledge or security interest created hereby, to the Purchase Contract Agent. All items Transferred and/or substituted by any Holder pursuant to this Section 4.1, Section 4.2 or any other Section of this Agreement shall be Transferred and/or substituted free and clear of all liens, claims and encumbrances.

    Section 4.2  Substitution for Treasury Securities and the Creation of Normal Units.  At any time (i) on or prior to the fifth Business Day immediately preceding the Stock Purchase Date (unless a Tax Event Redemption has occurred in), a Holder of Stripped Units shall have the right to reestablish Normal Units (a) consisting of the Purchase Contracts and Preferred Securities in integral multiples of 20 Normal Units, or (b) after a remarketing of the Preferred Securities pursuant to the Purchase Contract Agreement, consisting of the Purchase Contracts and the appropriate Treasury Consideration (identified and calculated by reference to the Treasury Consideration then comprising Normal Units) in integral multiples of Stripped Units such that the Treasury Consideration to be deposited and the Treasury Securities to be released are in integral multiples of $1,000, by (x) Transferring to the Collateral Agent Preferred Securities or the appropriate Treasury Consideration, as the case may be, then comprising such number of Normal Units as is equal to such Stripped Units and (y) delivering such Stripped Units to the Purchase Contract Agent, accompanied by a notice, substantially in the form of Exhibit B hereto, to the Purchase Contract Agent stating that such Holder has transferred Preferred Securities or Treasury Consideration to the Collateral Agent pursuant to clause (a) above and requesting that the Purchase Contract Agent instruct the Collateral Agent to release from the Pledge the Pledged Treasury Securities related to such Stripped Units, whereupon the Purchase Contract Agent shall give such instruction to the Collateral Agent in the form provided in Exhibit A; provided, however, that if a Tax Event Redemption has occurred and the Treasury Consideration has become a component of the Normal Units, Holders of Stripped Units may make such substitution only in integral multiples of 20 Stripped Units, at any time on or prior to the second Business Day immediately preceding the Stock Purchase Date; and further provided that Holders of Stripped Units may not reestablish Normal Units during the period beginning on the fourth Business Day prior to any Remarketing Date or Subsequent Remarketing Date, as the case may be, and ending at 5:00 p.m., New York City time, on the third Business Day following such dates. Upon receipt of the Preferred Securities or the appropriate Treasury Consideration, as the case may be, from such Holder and the instruction from the Purchase Contract Agent, the Collateral Agent shall release the Pledged Treasury Securities and shall promptly Transfer such Treasury Securities, free and clear of any lien, pledge or security interest created hereby, to the Purchase Contract Agent.

    Section 4.3  Termination Event.  Upon receipt by the Collateral Agent of written notice from the Company or the Purchase Contract Agent that there has occurred a Termination Event, the Collateral Agent shall release all Collateral from the Pledge and shall promptly Transfer any Pledged Preferred Securities (or the applicable interest in the Treasury Consideration if a Tax Event Redemption has occurred) and Pledged Treasury Securities to the Purchase Contract Agent for the benefit of the Holders of the Normal Units and the Stripped Units, respectively, free and clear of any lien, pledge or security interest or other interest created hereby.

    If such Termination Event shall result from the Company's becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Preferred Securities, Pledged Treasury Consideration or of the Pledged Treasury Securities, as the case may be, as provided by this Section 4.3, the Purchase Contract Agent shall (i) use its best efforts to obtain an opinion of a nationally recognized law firm reasonably acceptable to the Collateral Agent to the effect that, as a result of the Company's being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 4.3, and shall deliver such opinion to the Collateral Agent within ten days after the occurrence of such Termination Event, and if (y) the Purchase Contract Agent shall be unable to obtain such opinion within ten days after the occurrence of such Termination Event or (z) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, as provided in this Section 4.3, then the Purchase Contract Agent shall within fifteen days after the occurrence of such Termination Event commence an action or proceeding in the court with jurisdiction of the Company's case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all Pledged Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, as provided by this Section 4.3 or (ii) commence an action or proceeding like that described in subsection (i)(z) hereof within ten days after the occurrence of such Termination Event.

    Section 4.4  Early Settlement; Merger Early Settlement.  Upon written notice to the Collateral Agent by the Purchase Contract Agent that one or more Holders of Units have elected to effect Early Settlement or Merger Early Settlement of their respective obligations under the Purchase Contracts forming a part of such Units in accordance with the terms of the Purchase Contracts and the Purchase Contract Agreement (setting forth the number of such Purchase Contracts as to which such Holders have elected to effect Early Settlement or Merger Early Settlement), and that the Purchase Contract Agent has received from such Holders, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amounts or Merger Early Settlement Amounts, as the case may be, pursuant to the terms of the Purchase Contracts and the Purchase Contract Agreement and that all conditions to such Early Settlement or Merger Early Settlement, as the case may be, have been satisfied, then the Collateral Agent shall release from the Pledge, (a) Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, in the case of a Holder of Normal Units or (b) Pledged Treasury Securities, in the case of a Holder of Stripped Units, relating to such Purchase Contracts as to which such Holders have elected to effect Early Settlement or Merger Early Settlement, and shall Transfer all such Pledged Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, free and clear of the Pledge created hereby, to the Purchase Contract Agent for the benefit of the Holders.

    Section 4.5  Remarketing; Application of Proceeds; Settlement.  (a) Pursuant to the Purchase Contract Agreement, the Purchase Contract Agent shall notify, by 10:00 a.m., New York City time, on the fourth Business Day immediately preceding September 16, 2004 or any Subsequent Remarketing Date, as the case may be, the Remarketing Agent and the Collateral Agent of the aggregate number of Preferred Securities comprising part of Normal Units to be remarketed. The Collateral Agent shall, by 10:00 a.m., New York City time, on the fourth Business Day immediately preceding September 16, 2004 or any Subsequent Remarketing Date, as the case may be, without any instruction from Holders of Normal Units, deliver (i) the Pledged Preferred Securities to be remarketed to the Remarketing Agent for remarketing and (ii) the remaining Pledged Preferred Securities to the Purchase Contract Agent for distribution to the Holders that have elected not to participate in the remarketing in accordance with the Purchase Contract Agreement. On or prior to the third Business Day following the Remarketing Date or Subsequent Remarketing Date, as the case may be, the Remarketing Agent will deliver the Agent-purchased Treasury Consideration (as defined in the Purchase Contract Agreement) purchased from the proceeds of the remarketing to the Purchase Contract Agent, which shall thereupon deliver such Agent-purchased Treasury Consideration to the Collateral Agent. Upon receipt of the Agent-purchased Treasury Consideration from the Purchase Contract Agent following a successful remarketing, the Collateral Agent, for the benefit of the Company, shall thereupon apply such Treasury Consideration to secure such Holders' obligations under the Purchase Contracts. On the Stock Purchase Date, the Collateral Agent shall apply that portion of the payments received in respect of the Pledged Treasury Consideration equal to the aggregate Stated Amount of the related Normal Units to satisfy in full the obligations of such Holders of Normal Units to pay the Purchase Price under the related Purchase Contracts. The remaining portion of such Proceeds, if any, shall be distributed by the Collateral Agent to the Purchase Contract Agent for payment to such Holders.

    Within three Business Days following a Failed Remarketing, the Preferred Securities delivered to the Remarketing Agent and the Purchase Contract Agent pursuant to Section 4.5(a) shall be returned to the Collateral Agent, together with written notice from the Remarketing Agent of the Failed Remarketing. The Collateral Agent, for the benefit of the Company, shall thereupon apply such Preferred Securities to secure the Normal Units Holders' obligations under the Purchase Contracts. If the Remarketing Agent cannot remarket the Preferred Securities on the Remarketing Date, the Remarketing Agent shall use its commercially reasonable best efforts to attempt to remarket Preferred Securities on each of the two Business Days immediately following the Remarketing Date and, if necessary, on each of the three Business Days immediately preceding November 1, 2004, and if necessary, on each of the three Business Days immediately preceding the Stock Purchase Date in accordance with the remarketing procedures described in Section 5.2(b) of the Purchase Contract Agreement and this Pledge Agreement. If by the Stock Purchase Date the Remarketing Agent has failed to remarket the Preferred Securities at 100.5% of the Remarketing Value (as described in the Purchase Contract Agreement), the Remarketing Agent shall advise the Collateral Agent in writing that it cannot remarket the related Pledged Preferred Securities of such Holders of Normal Units. The Collateral Agent, for the benefit of the Company will, at the written direction of the Company, retain or dispose of the Pledged Preferred Securities in accordance with applicable law and satisfy in full, from any such disposition or retention, such Holders' obligations to pay the Purchase Price for the Common Stock; provided, that if upon a Failed Remarketing, the Collateral Agent exercises such rights for the benefit of the Company with respect to such Pledged Preferred Securities, any accumulated and unpaid distributions on such Pledged Preferred Securities will become payable by the Company to the Purchase Contract Agent for payment to the Holder of the Normal Units to which such Pledged Preferred Securities relates in accordance with the Purchase Contract Agreement.

    (b) In the event a Holder of Stripped Units (if a Tax Event Redemption has not occurred) has not made an Early Settlement or Merger Early Settlement of the Purchase Contracts underlying its Stripped Units, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the payments received in respect of the related Pledged Treasury Securities. Without receiving any instruction from any such Holder of Stripped Units, the Collateral Agent shall apply such payments to the settlement of such Purchase Contracts on the Stock Purchase Date. In the event the payments received in respect of the related Pledged Treasury Securities are in excess of the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall distribute such excess, when received, to the Purchase Contract Agent for the benefit of the Holders.

    (c) Pursuant to the Remarketing Agreement, on or prior to the fifth Business Day immediately preceding September 16, 2004, but no earlier than the Payment Date immediately preceding September 16, 2004, holders of Separate Preferred Securities may elect to have their Separate Preferred Securities remarketed by delivering their Separate Preferred Securities, together with a notice of such election, substantially in the form of Exhibit C hereto, to the Custodial Agent. On the fourth Business Day prior to September 16, 2004, by 10:00 a.m., New York City time, the Custodial Agent shall notify the Remarketing Agent of the number of such Separate Preferred Securities to be remarketed. The Custodial Agent will hold such Separate Preferred Securities in an account separate from the Collateral Account. A holder of Separate Preferred Securities electing to have its Separate Preferred Securities remarketed will also have the right to withdraw such election by written notice to the Custodial Agent, substantially in the form of Exhibit D hereto, no later than 5:00 p.m., New York City time, on the fifth Business Day immediately preceding September 16, 2004, and any Subsequent Remarketing Date, upon which notice the Custodial Agent will return such Separate Preferred Securities to such holder. No later than 10:00 a.m., New York City, time on the fourth Business Day immediately preceding September 16, 2004, and any Subsequent Remarketing Date, the Custodial Agent will deliver to the Remarketing Agent for remarketing all Separate Preferred Securities delivered to the Custodial Agent pursuant to this Section 4.5(c) and not withdrawn pursuant to the terms hereof prior to such date. The portion of the proceeds from such remarketing equal to the amount calculated in respect of such Separate Preferred Securities as set forth in Section 5.2(b) of the Purchase Contract Agreement will automatically be remitted by the Remarketing Agent to the Custodial Agent for the benefit of the holders of such Separate Preferred Securities. In addition, after deducting as the remarketing fee an amount not exceeding 25 basis points (.25%) of the total proceeds of such remarketing, the Remarketing Agent will remit to the Custodial Agent the remaining portion of the proceeds, if any, for the benefit of such holders. If, despite using its reasonable best efforts, the Remarketing Agent advises the Custodial Agent in writing that there has been a Failed Remarketing, the Remarketing Agent will promptly return such Preferred Securities to the Custodial Agent for redelivery to such holders. In the event of a dissolution of the Trust and the distribution of the Senior Debentures as described in the Declaration, all references to "Separate Preferred Securities" in this Section 4.5(c) shall be deemed to be references to Senior Debentures which are not pledged hereunder or required to be part of the Collateral.

ARTICLE V

VOTING RIGHTS—PREFERRED SECURITIES

    The Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Preferred Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Purchase Contract Agreement; provided, that the Purchase Contract Agent shall not exercise or, as the case may be, shall not refrain from exercising such right if the Company notifies the Purchase Contract Agent in writing that in its judgment such action would impair or otherwise have a material adverse effect on the value of all or any of the Pledged Preferred Securities; and provided, further, that the Purchase Contract Agent shall give the Company and the Collateral Agent at least five days' prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Preferred Securities, including notice of any meeting at which holders of Preferred Securities are entitled to vote or solicitation of consents, waivers or proxies of holders of Preferred Securities, the Collateral Agent shall use reasonable efforts to send promptly to the Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Purchase Contract Agent, execute and deliver to the Purchase Contract Agent such proxies and other instruments in respect of such Pledged Preferred Securities (in form and substance satisfactory to the Collateral Agent) as are prepared by the Purchase Contract Agent with respect to the Pledged Preferred Securities.

ARTICLE VI

RIGHTS AND REMEDIES; TAX EVENT REDEMPTION; DISTRIBUTION OF THE SENIOR DEBENTURES

    Section 6.1  Rights and Remedies of the Collateral Agent.  (a) In addition to the rights and remedies available at law or in equity, after an event of default under the Purchase Contract, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (or any successor thereto) as in effect in the State of New York from time to time (the "Code") (whether or not the Code is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Wherever reference is made in this Agreement to any section of the Code, such reference shall be deemed to include a reference to any provision of the Code which is a successor to, or amendment of, such section. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (i) retention of the Pledged Preferred Securities or other Collateral in full satisfaction of the Holders' obligations under the Purchase Contracts or (ii) sale of the Pledged Preferred Securities or other Collateral in one or more public or private sales at the written direction of the Company.

    (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Collateral Agent is unable to make payments to the Company on account of any Pledged Treasury Consideration or Pledged Treasury Securities as provided in Article III hereof in satisfaction of the obligations of the Holder of the Units of which such Pledged Treasury Consideration or Pledged Treasury Securities, as applicable, is a part under the related Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities or such Pledged Treasury Consideration, as applicable, and such obligations of such Holder, any and all of the rights and remedies available to a secured party under the Code and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any other law.

    (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the Stated Amount of or, cash distributions on, the Pledged Preferred Securities, or (ii) the principal amount of the Pledged Treasury Consideration or Pledged Treasury Securities, subject, in each case, to the provisions of Article III, and as otherwise granted herein.

    (d) The Purchase Contract Agent, individually and as attorney-in-fact for each Holder of Units, agrees that, from time to time, upon the written request of the Company or the Collateral Agent (acting upon the written request of the Company), the Purchase Contract Agent or such Holder shall execute and deliver such further documents and do such other acts and things as the Company or the Collateral Agent (acting upon the written request of the Company) may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder. The Purchase Contract Agent shall have no liability to any Holder for executing any documents or taking any such acts requested by the Company or the Collateral Agent (acting upon the written request of the Company) hereunder, except for liability for its own negligent act, its own negligent failure to act, its bad faith or its own willful misconduct.

    Section 6.2  Tax Event Redemption.  Upon the occurrence of a Tax Event Redemption prior to (i) a successful remarketing of the Preferred Securities pursuant to the Remarketing Agreement or (ii) the Stock Purchase Date, the Collateral Agent will, upon the written instruction of the Company and the Purchase Contract Agent, deliver the Pledged Preferred Securities to the Property Trustee on behalf of the Purchase Contract Agent for payment of the Redemption Amount. The Collateral Agent shall, or in the event the Pledged Preferred Securities are registered in the name of the Purchase Contract Agent, the Purchase Contract Agent shall, direct the Property Trustee to pay the Redemption Amount therefor payable on the Redemption Date on or prior to 12:30 p.m., New York City time, such Redemption Amount to be paid by check or wire transfer in immediately available funds at such place and at such account as may be designated by the Collateral Agent. In the event the Collateral Agent receives such Redemption Amount, the Collateral Agent will, at the written direction of the Company, apply the Redemption Amount to purchase, from or at the direction of the Quotation Agent, the Redemption Treasury Portfolio and promptly remit the remaining portion of such Redemption Amount to the Purchase Contract Agent for payment to the Holders of Normal Units. The Collateral Agent shall Transfer the Redemption Treasury Portfolio to the Collateral Account in the manner specified herein for Pledged Preferred Securities to secure the obligation of all Holders of Normal Units to purchase Common Stock of the Company under the Purchase Contracts constituting a part of such Normal Units, in substitution for the Pledged Preferred Securities. Thereafter, the Collateral Agent shall have such security interests, rights and obligations with respect to the Treasury Consideration as it had in respect of the Pledged Preferred Securities, as provided in Articles II, III, IV, V and VI and any reference herein to the Pledged Preferred Securities shall be deemed to be a reference to such Treasury Consideration.

    Section 6.3  Distribution of the Senior Debentures.  Upon the occurrence of a voluntary or involuntary dissolution of the Trust, a principal amount of the Senior Debentures constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate Stated Amount of the Pledged Preferred Securities shall be delivered to the Collateral Agent in exchange for the Pledged Preferred Securities. In the event the Collateral Agent receives such Senior Debentures in respect of Pledged Preferred Securities upon the occurrence of a voluntary or involuntary dissolution of the Trust, the Collateral Agent shall Transfer such Senior Debentures to the Collateral Account in the manner specified herein (including, without limitation, physical delivery thereof as set forth in Section 2.1) for Pledged Preferred Securities to secure the obligations of the Holders of Normal Units to purchase the Company's Common Stock under the related Purchase Contracts. Thereafter, the Collateral Agent shall have such security interests, rights and obligations with respect to such Senior Debentures as it had in respect of the Pledged Preferred Securities as provided in Articles II, III, IV, V and VI hereof, and any reference herein to the Preferred Securities or Pledged Preferred Securities shall be deemed to be referring to such Senior Debentures.

    Section 6.4  Substitutions.  Whenever a Holder has the right to substitute Treasury Securities, Preferred Securities or Treasury Consideration, as the case may be, for Collateral held by the Collateral Agent, such substitution shall not constitute a novation of the security interest created hereby.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES; COVENANTS

    Section 7.1  Representations and Warranties.  The Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represent and warrant to the Collateral Agent, which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral, that:

      (a) such Holder has the power to grant a security interest in and lien on the Collateral;

      (b) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Section 2.1 hereof;

      (c) upon the Transfer of the Collateral to the Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any Intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Collateral Agent, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to Section 2.2 hereof); and

      (d) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under Section 2.1 hereof or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

    Section 7.2  Covenants.  The Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:

      (a) neither the Purchase Contract Agent nor such Holders will create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

      (b) neither the Purchase Contract Agent nor such Holders will sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the pledge hereunder, transferred in connection with the Transfer of the Units.

ARTICLE VIII

THE COLLATERAL AGENT

    Section 8.1  Appointment, Powers and Immunities.  The Collateral Agent shall act as Agent for the Company hereunder with such powers as are specifically vested in the Collateral Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Each of the Collateral Agent, the Custodial Agent and the Securities Intermediary: (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against any of them, nor shall any of them be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof; (b) shall not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Units or the Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent), the Units or the Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be) to perform any of its obligations hereunder or thereunder or for the perfection, priority or, except as expressly required hereby, existence, validity, perfection or maintenance of any security interest created hereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder (except in the case of the Collateral Agent, pursuant to directions furnished under Section 8.2 hereof, subject to Section 8.6 hereof); (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own negligence, bad faith or willful misconduct; and (e) shall not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, the Units or other property deposited hereunder. Subject to the foregoing, during the term of this Agreement, the Collateral Agent shall take all reasonable action in connection with the safekeeping and preservation of the Collateral hereunder.

    No provision of this Agreement shall require the Collateral Agent, the Custodial Agent or the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent, the Custodial Agent or the Securities Intermediary be liable for any amount in excess of the value of the Collateral or for any special, indirect, individual or consequential damages or lost profits or loss of business, arising in connection with this Agreement. Notwithstanding the foregoing, the Collateral Agent, the Custodial Agent, the Purchase Contract Agent and Securities Intermediary, each in its individual capacity, hereby waive any right of setoff, bankers lien, liens or perfection rights as securities intermediary or any counterclaim with respect to any of the Collateral.

    None of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any liability whatsoever for the action or inaction of any book-entry system or any clearing corporation. In no event shall any book-entry system or any clearing corporation be deemed an agent or subcustodian of the Collateral Agent, Custodial Agent and Securities Intermediary. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation.

    Section 8.2  Instructions of the Company.  The Company shall have the right, by one or more instruments in writing executed and delivered to the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (i) such direction shall not conflict with the provisions of any law or of this Agreement and (ii) the Collateral Agent, the Custodial Agent and the Securities Intermediary shall receive indemnity satisfactory to it as provided herein. Nothing in this Section 8.2 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction.

    Section 8.3  Reliance by Collateral Agent.  Each of the Securities Intermediary, the Custodial Agent and the Collateral Agent shall be entitled conclusively to rely upon any certification, order, judgment, opinion, notice or other communication (including, without limitation, any thereof by telephone or facsimile) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein), and upon advice and statements of legal counsel and other experts selected by the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement.

    Section 8.4  Rights in Other Capacities.  The Collateral Agent, the Custodial Agent and the Securities Intermediary and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Purchase Contract Agent, any Holder of Units and any holder of Separate Preferred Securities (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, and the Collateral Agent, the Custodial Agent and the Securities Intermediary and their affiliates may accept fees and other consideration from the Purchase Contract Agent, any Holder of Units or any holder of Separate Preferred Securities without having to account for the same to the Company; provided that each of the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself (and waives any right of set-off or banker's lien with respect to) and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral and the Collateral shall not be commingled with any other assets of any such Person.

    Section 8.5  Non-Reliance on Collateral Agent.  None of the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Purchase Contract Agent or any Holder of Units of this Agreement, the Purchase Contract Agreement, the Units or any other document referred to or provided for herein or therein or to inspect the properties or books of the Purchase Contract Agent or any Holder of Units. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall not have any duty or responsibility to provide the Company or the Remarketing Agent with any credit or other information concerning the affairs, financial condition or business of the Purchase Contract Agent, any Holder of Units or any holder of Separate Preferred Securities (or any of their respective subsidiaries or affiliates) that may come into the possession of the Collateral Agent, the Custodial Agent or the Securities Intermediary or any of their respective affiliates.

    Section 8.6  Compensation and Indemnity.  The Company agrees: (i) to pay each of the Collateral Agent and the Custodial Agent from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent or the Custodial Agent, as the case may be, for all services rendered by each of them hereunder and (ii) to indemnify the Collateral Agent, the Custodial Agent and the Securities Intermediary for, and to hold each of them harmless from and against, any loss, liability or reasonable out-of-pocket expense incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its powers and duties under this Agreement, including the reasonable out-of-pocket costs and expenses (including reasonable fees and expenses of counsel) of defending itself against any claim or liability in connection with the exercise or performance of such powers and duties or collecting such amounts. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall each promptly notify the Company of any third party claim which may give rise to the indemnity hereunder and give the Company the opportunity to participate in the defense of such claim with counsel reasonably satisfactory to the indemnified party, and no such claim shall be settled without the written consent of the Company, which consent shall not be unreasonably withheld.

    Section 8.7  Failure to Act.  In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, the Collateral Agent and the Custodial Agent shall be entitled, after prompt notice to the Company and the Purchase Contract Agent, at its sole option, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and neither the Collateral Agent nor the Custodial Agent shall be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent and the Custodial Agent shall be entitled to refuse to act until either (i) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing, satisfactory to the Collateral Agent or the Custodial Agent, as the case may be, or (ii) the Collateral Agent or the Custodial Agent, as the case may be, shall have received security or an indemnity satisfactory to the Collateral Agent or the Custodial Agent, as the case may be, sufficient to save the Collateral Agent or the Custodial Agent, as the case may be, harmless from and against any and all loss, liability or reasonable out-of-pocket expense which the Collateral Agent or the Custodial Agent, as the case may be, may incur by reason of its acting without bad faith, willful misconduct or gross negligence. The Collateral Agent or the Custodial Agent may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent or the Custodial Agent, as the case may be, may deem necessary. Notwithstanding anything contained herein to the contrary, neither the Collateral Agent nor the Custodial Agent shall be required to take any action that is in its opinion contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

    Section 8.8  Resignation of Collateral Agent.  Subject to the appointment and acceptance of a successor Collateral Agent or Custodial Agent as provided below, (a) the Collateral Agent and the Custodial Agent may resign at any time by giving notice thereof to the Company and the Purchase Contract Agent as attorney-in-fact for the Holders of Units, (b) the Collateral Agent and the Custodial Agent may be removed at any time for any reason by the Company and (c) if the Collateral Agent or the Custodial Agent fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Purchase Contract Agent and such failure shall be continuing, the Collateral Agent or the Custodial Agent may be removed by the Purchase Contract Agent. The Purchase Contract Agent shall promptly notify the Company of any removal of the Collateral Agent pursuant to clause (c) of the immediately preceding sentence. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent or Custodial Agent, as the case may be. If no successor Collateral Agent or Custodial Agent, as the case may be, shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent's or Custodial Agent's giving of notice of resignation or such removal, then the retiring Collateral Agent or Custodial Agent, as the case may be, may at the Company's expense petition any court of competent jurisdiction for the appointment of a successor Collateral Agent or Custodial Agent, as the case may be. Each of the Collateral Agent and the Custodial Agent shall be a bank which has an office in New York, New York with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent or Custodial Agent, as the case may be, hereunder by a successor Collateral Agent or Custodial Agent, as the case may be, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent or Custodial Agent, as the case may be, and the retiring Collateral Agent or Custodial Agent, as the case may be, shall take all appropriate action to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent or Custodial Agent shall, upon such succession, be discharged from its duties and obligations as Collateral Agent or Custodial Agent hereunder. After any retiring Collateral Agent's or Custodial Agent's resignation hereunder as Collateral Agent or Custodial Agent, the provisions of this Section 8.8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent or Custodial Agent. Any resignation or removal of the Collateral Agent hereunder shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Custodial Agent and the Securities Intermediary.

    Section 8.9  Right to Appoint Agent or Advisor.  The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents (other than legal counsel) pursuant to this Section 8.9 shall be subject to prior consent of the Company, which consent shall not be unreasonably withheld.

    Section 8.10  Survival.  The provisions of this Article VIII shall survive termination of this Agreement and the resignation or removal of the Collateral Agent or the Custodial Agent.

    Section 8.11  Exculpation.  Anything in this Agreement to the contrary notwithstanding, in no event shall any of the Collateral Agent, the Custodial Agent or the Securities Intermediary or their officers, employees or agents be liable under this Agreement to any third party for indirect, special, punitive or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Custodial Agent or the Securities Intermediary, or any of them, incurred without any act or deed that is found to be attributable to gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary.

ARTICLE IX

AMENDMENT

    Section 9.1  Amendment Without Consent of Holders.  Without the consent of any Holders or the holders of any Separate Preferred Securities, the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, at any time and from time to time, may amend this Agreement, in form satisfactory to the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, for any of the following purposes:

      (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company; or

      (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company so long as such covenants or such surrender do not adversely affect the validity, perfection or priority of the security interests granted or created hereunder; or

      (c) to evidence and provide for the acceptance of appointment hereunder by a successor Collateral Agent, Securities Intermediary or Purchase Contract Agent; or

      (d) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other such provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

    Section 9.2  Amendment with Consent of Holders.  With the consent of the Holders of not less than a majority of the Units at the time outstanding, by Act of said Holders delivered to the Company, the Purchase Contract Agent or the Collateral Agent, as the case may be, the Company, when duly authorized, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary may amend this Agreement for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, however, that no such supplemental agreement shall, without the consent of the Holder of each Outstanding Unit adversely affected thereby, (a) change the amount or type of Collateral underlying a Unit (except for the rights of holders of Normal Units to substitute the Treasury Securities for the Pledged Preferred Securities or the Pledged Treasury Consideration, as the case may be, or the rights of Holders of Stripped Units to substitute Preferred Securities or the appropriate Treasury Consideration, as applicable, for the Pledged Treasury Securities), impair the right of the Holder of any Unit to receive distributions on the underlying Collateral or otherwise adversely affect the Holder's rights in or to such Collateral; or

(b) otherwise effect any action that would require the consent of the Holder of each Outstanding Unit affected thereby pursuant to the Purchase Contract Agreement if such action were effected by an agreement supplemental thereto; or (c) reduce the percentage of Purchase Contracts the consent of whose Holders is required for any such amendment.

    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

    Section 9.3  Execution of Amendments.  In executing any amendment permitted by this Article IX, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent shall receive and (subject to Section 6.1 hereof, with respect to the Collateral Agent, and Section 7.1 of the Purchase Contract Agreement, with respect to the Purchase Contract Agent) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery of such amendment have been satisfied and, in the case of an amendment pursuant to Section 9.1, that such amendment does not adversely affect the validity, perfection or priority of the security interests granted or created hereunder.

    Section 9.4  Effect of Amendments.  Upon the execution of any amendment under this Article IX, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Units theretofore or thereafter authenticated, executed on behalf of the Holders and delivered under the Purchase Contract Agreement shall be bound thereby.

    Section 9.5  Reference to Amendments.  Unit certificates authenticated, executed on behalf of the Holders and delivered after the execution of any amendment pursuant to this Section may, and shall if required by the Collateral Agent or the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent and the Collateral Agent as to any matter provided for in such amendment. If the Company shall so determine, new Unit certificates so modified as to conform, in the opinion of the Collateral Agent, the Purchase Contract Agent and the Company, to any such amendment may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in accordance with the Purchase Contract Agreement in exchange for outstanding Unit certificates.

ARTICLE X

MISCELLANEOUS

    Section 10.1  No Waiver.  No failure on the part of any party hereto or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any party hereto or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

    Section 10.2  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS. Without limiting the foregoing, the above choice of law is expressly agreed to by the Securities Intermediary, the Collateral Agent, the Custodial Agent and the Holders from time to time acting through the Purchase Contract Agent, as their attorney-in-fact, in connection with the establishment and maintenance of the Collateral Account, which law, for purposes of the Code, shall be deemed to be the law governing all security entitlements related thereto. In addition, such parties agree that, for purposes of the Code, New York shall be the Securities Intermediary's jurisdiction. The Company, the Collateral Agent and the Holders

from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent and the Holders from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

    Section 10.3  Notices.  Unless otherwise stated herein, all notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a mailed notice or notice transmitted by telecopier, upon receipt, in each case given or addressed as aforesaid.

    Section 10.4  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, and the Holders from time to time of the Units, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Purchase Contract Agent.

    Section 10.5  Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

    Section 10.6  Severability.  If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

    Section 10.7  Expenses, Etc.  The Company agrees to reimburse the Collateral Agent, the Securities Intermediary and the Custodial Agent for:(a) all reasonable out-of-pocket costs and expenses of the Collateral Agent, the Securities Intermediary and the Custodial Agent (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent and the Securities Intermediary and the Custodial Agent), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement; (b) all reasonable costs and expenses of the Collateral Agent (including, without limitation, reasonable fees and expenses of counsel) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of Units to satisfy its obligations under the Purchase Contracts forming a part of the Units, and (ii) the enforcement of this Section 10.7; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby.

    Section 10.8  Security Interest Absolute.  All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:

      (a) any lack of validity or enforceability of any provision of the Purchase Contracts or the Units or any other agreement or instrument relating thereto;

      (b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of Units under the related Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Purchase Contract Agreement or any Purchase Contract or any other agreement or instrument relating thereto; or

      (c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

    Section 10.9  Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[* * * SIGNATURES TO FOLLOW * * *]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BOISE CASCADE CORPORATION
By:
Name:
Title:
Address for Notices:
Boise Cascade Corporation 1111 West Jefferson Street Boise, Idaho 83728-0001 Attention: Chief Financial Officer Telecopy: (208) 384-6161
BNY WESTERN TRUST COMPANY, as Purchase Contract Agent and as attorney-in-fact of the Holders from time to time of the Units
By:
Name:
Title:
Address for Notices:
601 Union Street Suite 1720 Seattle, Washington 98101 Attention: Corporate Trust Telecopy: (206) 667-8905
JPMORGAN CHASE BANK, as Collateral Agent, Custodial Agent and as Securities Intermediary
By:
Name:
Title:
Address for Notices:
450 West 33rd Street New York, New York 10001 Attention: Institutional Trust Services Telecopy: (212) 946-8154

EXHIBIT A
INSTRUCTION FROM PURCHASE CONTRACT
AGENT TO COLLATERAL AGENT

JPMorgan Chase Bank
as Collateral Agent
450 West 33rd Street
New York, New York 10001
Attention: Institutional Trust Services

Re:	7.50% Adjustable Conversion-rate Equity Security Units of Boise Cascade Corporation (the "Company"), and Boise Cascade Trust I

    We hereby notify you in accordance with Section [4.1] [4.2] of the Pledge Agreement, dated as of December 5, 2001, (the "Pledge Agreement") among the Company, yourselves, as Collateral Agent, Custodial Agent and Securities Intermediary and ourselves, as Purchase Contract Agent and as attorney-in-fact for the holders of [Normal Units] [Stripped Units] from time to time, that the holder of Units listed below (the "Holder") has elected to substitute [$      aggregate principal amount of Treasury Securities (CUSIP No.       )] [$      stated liquidation amount of Preferred Securities or $      principal amount of Treasury Consideration (CUSIP No.       )] in exchange for the related [Pledged Preferred Securities or Pledged Treasury Consideration] [Pledged Treasury Securities] held by you in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has Transferred [Treasury Securities] [Preferred Securities or the Treasury Consideration] to you, as Collateral Agent. We hereby instruct you, upon receipt of such [Pledged Treasury Securities] [Pledged Preferred Securities or Pledged Treasury Consideration], to release the [Preferred Securities or the Treasury Consideration] [Treasury Securities] related to such [Normal Units] [Stripped Units] to us in accordance with the Holder's instructions. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:	BNY WESTERN TRUST COMPANY

By:
Name:
Title:

Please print name and address of Registered Holder electing to substitute [Treasury Securities] [Preferred Securities or Treasury Consideration] for the [Pledged Preferred Securities or the Pledged Treasury Consideration] [Pledged Treasury Securities]:

Name:
Address:

Social Security or other Taxpayer Identification Number, if any:

A–1

EXHIBIT B
INSTRUCTION TO PURCHASE CONTRACT AGENT

BNY Western Trust Company
601 Union Street
Suite 1720
Seattle, Washington 98101
Attention: Corporate Trust

    Re: 7.50% Adjustable Conversion-rate Equity Security Units of Boise Cascade Corporation (the "Company"), and Boise Cascade Trust I

    The undersigned Holder hereby notifies you that it has delivered to JPMorgan Chase Bank, as Collateral Agent, [$      aggregate principal amount of Treasury Securities (CUSIP No. 912803AB9)] [$      aggregate stated liquidation amount of Preferred Securities or $      principal amount of Treasury Consideration (CUSIP No.       )] in exchange for the related [Pledged Preferred Securities or Pledged Treasury Consideration] [Pledged Treasury Securities] held by the Collateral Agent, in accordance with Section 4.1 of the Pledge Agreement, dated as of December 5, 2001 (the "Pledge Agreement"), between you, the Company and the Collateral Agent. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Preferred Securities or the Pledged Treasury Consideration] [Pledged Treasury Securities] related to such [Normal Units] [Stripped Units]. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:
Signature

Signature Guarantee:

Please print name and address of Registered Holder:

Name:
Address:

Social Security or other Taxpayer Identification Number, if any:

B–1

EXHIBIT C
INSTRUCTION TO CUSTODIAL AGENT REGARDING REMARKETING

JPMorgan Chase Bank
as Collateral Agent
450 West 33rd Street
New York, New York 10001
Attention: Institutional Trust Services

    Re: Preferred Securities of Boise Cascade Trust I

    The undersigned hereby notifies you in accordance with Section 4.5(c) of the Pledge Agreement, dated as of December 5, 2001 (the "Pledge Agreement"), among the Company, yourselves, as Collateral Agent, Securities Intermediary and Custodial Agent, and BNY Western Trust Company, as Purchase Contract Agent and as attorney-in-fact for the Holders of Normal Units and Stripped Units from time to time, that the undersigned elects to deliver [$            ] stated liquidation amount of Preferred Securities for delivery to the Remarketing Agent on the fourth Business Day immediately preceding the Remarketing Date or any Subsequent Remarketing Date for remarketing pursuant to Section 4.5(c) of the Pledge Agreement. The undersigned will, upon request of the Remarketing Agent, execute and deliver any additional documents deemed by the Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Preferred Securities tendered hereby.

    The undersigned hereby instructs you, upon receipt of the proceeds of such remarketing from the Remarketing Agent, net of amounts payable to the Remarketing Agent in accordance with the Pledge Agreement, to deliver such proceeds to the undersigned in accordance with the instructions indicated herein under "A. Payment Instructions." The undersigned hereby instructs you, in the event of Failed Remarketing, upon receipt of the Preferred Securities tendered herewith from the Remarketing Agent, to be delivered to the person(s) and the address(es) indicated herein under "B. Delivery Instructions."

    With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Preferred Securities tendered hereby and that the undersigned is the record owner of any Preferred Securities tendered herewith in physical form or a participant in The Depositary Trust Company ("DTC") and the beneficial owner of any Preferred Securities tendered herewith by book-entry transfer to your account at DTC and (ii) agrees to be bound by the terms and conditions of Section 4.5(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:
By:
Name:
Title:
Signature Guarantee:
Name:
Address:

C–1

Social Security or other Taxpayer Identification Number, if any:

    A. PAYMENT INSTRUCTIONS

    Proceeds of the remarketing should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below.

Name(s)
(Please Print)
Address
(Please Print) (Zip Code)
Tax Identification or Social Security Number:

    B. DELIVERY INSTRUCTIONS

    In the event of a Failed Remarketing, Preferred Securities which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.

Name(s)
(Please Print)
Address
(Please Print) (Zip Code)
Tax Identification or Social Security Number:

    In the event of a Failed Remarketing, Preferred Securities which are in book-entry form should be credited to the account at The Depository Trust Company set forth below.

DTC Account Number:
Name of Account Party:

C–2

EXHIBIT D
INSTRUCTION TO CUSTODIAL AGENT REGARDING
WITHDRAWAL FROM REMARKETING

JPMorgan Chase Bank
as Collateral Agent
450 West 33rd Street
New York, New York 10001
Attention: Institutional Trust Services

    Re: Preferred Securities of Boise Cascade Trust I

    The undersigned hereby notifies you in accordance with Section 4.5(c) of the Pledge Agreement, dated as of December 5, 2001 (the "Pledge Agreement"), among yourselves, as Collateral Agent, Securities Intermediary and Custodial Agent and BNY Western Trust Company, as Purchase Contract Agent and as attorney-in-fact for the Holders of Normal Units and Stripped Units from time to time, that the undersigned elects to withdraw the [$      ] aggregate stated liquidation amount of Preferred Securities delivered to the Custodial Agent on            , 2004 for remarketing pursuant to Section 4.5(c) of the Pledge Agreement. The undersigned hereby instructs you to return such Preferred Securities to the undersigned in accordance with the undersigned's instructions. With this notice, the Undersigned hereby agrees to be bound by the terms and conditions of Section 4.5(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:
By:
Name:
Title:
Signature Guarantee:
Name:
Social Security or other Taxpayer Identification Number, if any:
Address:

D–1

    A. DELIVERY INSTRUCTIONS

    In the event of a Failed Remarketing, Preferred Securities which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.

Name(s)
(Please Print)
Address
(Please Print) (Zip Code)
Tax Identification or Social Security Number:

    In the event of a Failed Remarketing, Preferred Securities which are in book-entry form should be credited to the account at The Depository Trust Company set forth below.

DTC Account Number:
Name of Account Party:

D–2

QuickLinks

PLEDGE AGREEMENT
RECITALS
ARTICLE I DEFINITIONS
ARTICLE II PLEDGE; CONTROL AND PERFECTION
ARTICLE III DISTRIBUTIONS ON PLEDGED COLLATERAL
ARTICLE IV SUBSTITUTION, RELEASE, REPLEDGE AND SETTLEMENT OF PREFERRED SECURITIES
ARTICLE V VOTING RIGHTS—PREFERRED SECURITIES
ARTICLE VI RIGHTS AND REMEDIES; TAX EVENT REDEMPTION; DISTRIBUTION OF THE SENIOR DEBENTURES
ARTICLE VII REPRESENTATIONS AND WARRANTIES; COVENANTS
ARTICLE VIII THE COLLATERAL AGENT
ARTICLE IX AMENDMENT
ARTICLE X MISCELLANEOUS
EXHIBIT A INSTRUCTION FROM PURCHASE CONTRACT AGENT TO COLLATERAL AGENT
EXHIBIT B INSTRUCTION TO PURCHASE CONTRACT AGENT
EXHIBIT C INSTRUCTION TO CUSTODIAL AGENT REGARDING REMARKETING
EXHIBIT D INSTRUCTION TO CUSTODIAL AGENT REGARDING WITHDRAWAL FROM REMARKETING